Exhibit 99.1
Bottomline Technologies Reports First Quarter Results

Strong Financial Results and Subscription Bookings Highlight First Quarter

PORTSMOUTH, N.H. - November 5, 2020 - Bottomline Technologies (Nasdaq: EPAY), a leading provider of financial technology that makes complex business payments simple, smart and secure, today reported financial results for the first quarter ended September 30, 2020.
Subscription revenue was $90.4 million for the first quarter, up 13% as compared to the first quarter of last year. Subscription revenue was 80% of total revenues, up 6 percentage points from 74% a year prior.
Total revenues for the first quarter were $112.4 million. GAAP net income for the first quarter was $0.4 million. GAAP net income per share was $0.01 in the first quarter.
Adjusted EBITDA for the first quarter was $26.2 million, which was 23% of overall revenue. Core earnings per share was $0.31 for the first quarter. Adjusted EBITDA and core earnings per share are calculated as discussed in the “Non-GAAP Financial Measures” section that follows.
“The first quarter was a strong start to the fiscal year,” said Rob Eberle, CEO.” We now have a $360 million run rate subscription business driven by continued market demand for and success of our key SaaS platforms.”
“Product innovation which we have targeted to drive continued subscription growth remains a priority,” continued Mr. Eberle. “During the first quarter we broadened our solution set with new strategic offerings that increase our competitive advantage, total addressable market and growth opportunity. We have a well mapped innovation agenda for the year designed to drive continued market leadership, new bookings and revenue growth. We enter fiscal 2021 confident in our strategic plan and our ability to execute against that plan. We are committed to driving increased shareholder value as we grow the size and value of our SaaS offerings and subscription revenue.”
First Quarter Customer Highlights

•27 organizations selected Paymode-X to automate their AP processes, with clients spanning a wide variety of industries such as healthcare, higher education, and property management.

•6 banks selected Bottomline’s banking solutions platform to help them compete and grow their corporate and business banking franchises through our intelligent engagement solutions.

•A $75B regional bank selected Bottomline’s DBIQ platform and CFRM solution to serve as its strategic commercial-customer facing system of engagement. The customer is simultaneously going through a merger integration process and selected Bottomline for both our leading technology, and our record of successfully managing similar migrations.

•6 new customers, including Beazley Group, chose Bottomline's legal spend management solutions to automate, manage and control their legal spend. In addition, 6 other customers expanded their Bottomline relationships.

•Continued to expand the number of UK-based businesses that access Bottomline’s PTX payment platform through its channel partner relationship with one of the UK’s largest commercial banks.

•Tesco Bank, DZ bank and Markit Group Limited selected Bottomline’s Financial Messaging solution to improve operating efficiencies and optimize the effectiveness of their financial transactions.

First Quarter Strategic Corporate Highlights

•Named a market leader in six of seven categories in the recently released Ardent Partners B2B Payment Technology Landscape report. Bottomline’s experience, domain expertise and technology innovation were particularly featured.

•Named to the Major Players category in the recently released IDC MarketScape Worldwide Enterprise Fraud Management in Banking 2020 Vendor Assessment. IDC recommended Bottomline’s Cyber Fraud and Risk Management solution for banks who require a flexible, agile fraud management solution with unique capabilities.

•Bottomline’s PTX payments platform was recognized as a Best SME Payments Initiative in this year’s UK PayTech Awards.

•Bottomline acquired AnaSys AG, a small cloud-based Financial Messaging bureau in Zurich. The acquisition represents an opportunity to strengthen and extend our market position in Europe.

•Bottomline acquired the customers and intellectual property of FMR Systems, Inc., a small corporate and commercial onboarding software provider. Bottomline launched efforts to leverage FMR’s technology, relationships and talent to build a next-generation commercial onboarding product.

•Entered a strategic partnership with Alkami to power its comprehensive platform with select Bottomline solutions.

•Launched Pay Direct, a new UK Open Banking payment initiation service within PTX that gives companies a more efficient and cost-effective way to collect cash by receiving online payments directly from the payer’s bank account via Faster Payments.

•Launched Confirmation of Payee in the UK to combat Authorized Push Payment fraud. Confirmation of Payee acts as an account name checking service that helps banks and building societies give payers greater assurance that payments are being sent to the intended recipients.

•Partnered with more than 35 European banks to help them comply with the newly launched European regulation SRD II (Shareholders Right Directive II) using our Financial Messaging platform.

Non-GAAP Financial Measures

We have presented supplemental non-GAAP financial measures as part of this earnings release. We believe that these supplemental non-GAAP financial measures are useful to investors because they allow for an evaluation of the company with a focus on the performance of its core operations, including more meaningful comparisons of financial results to historical periods and to the financial results of less acquisitive peer and competitor companies. Core net income, core earnings per share, constant currency information, adjusted EBITDA and adjusted EBITDA as a percent of revenue are all non-GAAP financial measures.
Core net income and core earnings per share exclude certain items, specifically amortization of acquisition related intangible assets, stock-based compensation, acquisition and integration-related expenses, restructuring related costs, minimum pension liability adjustments, amortization of debt issuance costs and other costs and other non-core or nonrecurring benefits or expenses that may arise from time to time.
Acquisition and integration-related expenses include legal and professional fees and other direct transaction costs associated with business and asset acquisitions, costs associated with integrating acquired businesses, including costs for transitional employees or services and integration related professional services costs and other incremental charges we incur as a direct result of acquisition and integration efforts.
Periodically, such as in periods that include significant foreign currency volatility, we present certain metrics on a “constant currency” basis, to show the impact of period to period results normalized for the impact of foreign currency rate changes. We calculate constant currency information by translating prior period financial results using current period foreign exchange rates.
Adjusted EBITDA and adjusted EBITDA as a percent of revenue represent our GAAP net income or loss, adjusted for charges related to interest expense, income taxes, depreciation and amortization and other charges as noted in the reconciliation that follows.
Our executive management team uses these same non-GAAP financial measures internally to assess the ongoing performance of the company. The same non-GAAP information is used for corporate planning purposes, including the preparation of operating budgets and in communications with our board of directors with respect to our core financial performance. Since this information is not a GAAP measurement of financial performance, there are material limitations to its usefulness on a stand-alone basis, including the lack of comparability of this presentation to the GAAP financial results of other companies. This non-GAAP financial information should not be considered in isolation from, or as a substitute for, our financial results presented in accordance with GAAP.

Non-GAAP Financial Measures (Continued)

Reconciliation of Core Net Income

A reconciliation of core net income to GAAP net income (loss) for the three months ended September 30, 2020 and 2019 is as follows:

	Three Months Ended September 30,
	2020	2019
	(in thousands)
GAAP net income (loss)	$391	$(1,367)
Amortization of acquisition-related intangible assets	5,029	4,950
Stock-based compensation plan expense	9,973	11,044
Acquisition and integration-related expenses	245	1,697
Restructuring expense (benefit)	70	(25)
Minimum pension liability adjustments	(25)	42
Amortization of debt issuance costs	103	103
Global ERP system implementation and other costs	—	224
Other non-core expense (benefit)	—	(14)
Tax effects on non-GAAP income	(2,422)	(3,955)
Core net income	$13,364	$12,699
Reconciliation of Diluted Core Earnings per Share
A reconciliation of our diluted core earnings per share to our GAAP diluted net income (loss) per share for the three months ended September 30, 2020 and 2019 is as follows:

	Three Months Ended September 30,
	2020	2019
GAAP diluted net income (loss) per share	$0.01	$(0.03)
Plus:
Amortization of acquisition-related intangible assets	0.12	0.12
Stock-based compensation plan expense	0.23	0.26
Acquisition and integration-related expenses	0.01	0.04
Global ERP system implementation and other costs	—	0.01
Tax effects on non-GAAP income	(0.06)	(0.10)
Diluted core earnings per share	$0.31	$0.30

Non-GAAP Financial Measures (Continued)

A reconciliation of our non-GAAP weighted average shares used in computing diluted core earnings per share to our GAAP weighted average shares used in computing basic and diluted net income (loss) per share for the three months ended September 30, 2020 and 2019 is as follows:

	Three Months Ended September 30,
	2020	2019
	(in thousands)
Numerator:
Core net income	$13,364	$12,699
Denominator:
Weighted average shares used in computing basic net income (loss) per share for GAAP	42,457	41,487
Impact of dilutive securities (stock options, restricted stock awards and employee stock purchase plan) (1)	314	256
Weighted average shares used in computing diluted core earnings per share	42,771	41,743

(1)     These securities are dilutive on a GAAP basis in periods where we report GAAP net income. These securities are anti-dilutive on a GAAP basis in periods where we report GAAP net loss.

Reconciliation of Adjusted EBITDA
A reconciliation of our adjusted EBITDA to our GAAP net income (loss) for the three months ended September 30, 2020 and 2019 is as follows:

	Three Months Ended September 30,
	2020	2019
	(in thousands)
GAAP net income (loss)	$391	$(1,367)
Adjustments:
Other expense, net of pension adjustments	1,026	965
Income tax provision	1,764	3
Depreciation and amortization	7,699	6,092
Amortization of acquisition-related intangible assets	5,029	4,950
Stock-based compensation plan expense	9,973	11,044
Acquisition and integration-related expenses	245	1,697
Restructuring expense (benefit)	70	(25)
Global ERP system implementation and other costs	—	224
Other non-core expense (benefit)	48	(14)
Adjusted EBITDA	$26,245	$23,569

Adjusted EBITDA as a percent of Revenue

A reconciliation of adjusted EBITDA as a percent of revenue to GAAP net income (loss) as a percent of revenue for the three months ended September 30, 2020 and 2019 is as follows:

	Three Months Ended September 30,
	2020	2019
GAAP net income (loss) as a percent of revenue	0%	(1%)
Adjustments:
Other expense, net of pension adjustments	1%	1%
Income tax provision	2%	0%
Depreciation and amortization	7%	6%
Amortization of acquisition-related intangible assets	4%	5%
Stock-based compensation plan expense	9%	10%
Acquisition and integration-related expenses	0%	1%
Adjusted EBITDA as a percent of revenue	23%	22%

About Bottomline Technologies

Bottomline Technologies (Nasdaq: EPAY) makes complex business payments simple, smart, and secure. Corporations and banks rely on Bottomline for domestic and international payments, efficient cash management, automated workflows for payment processing and bill review, and fraud detection, behavioral analytics and regulatory compliance solutions. Thousands of corporations around the world benefit from Bottomline solutions. Headquartered in Portsmouth, NH, Bottomline delights customers through offices across the U.S., Europe, and Asia-Pacific. For more information visit www.bottomline.com.
In connection with this earning’s release and our associated conference call, we will be posting additional material financial information (such as financial results, non-GAAP financial projections and non-GAAP to GAAP reconciliations) within the “Investors” section of our website at www.bottomline.com/us/about/investors.

Cautionary Language

This press release and our responses to questions on our conference call discussing our quarterly results may contain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, including statements reflecting our expectations about our ability to execute on our strategic plans, achieve future growth and profitability, achieve financial goals, expand margins and increase shareholder value. Any statements that are not statements of historical fact (including but not limited to statements containing the words “likely,” “should,” “may,” “believes,” “plans,” “anticipates,” “expects,” “forecasts,” “look forward”, “opportunities,” “confident”, “trends,” “future,” “estimates,” “targeted” and similar expressions) should be considered to be forward-looking statements. Statements about the effects of the current and near-term market and macroeconomic environment on Bottomline, including on its business, operations, financial performance and prospects, may constitute forward-looking statements, and are based on assumptions that involve risks and uncertainties that are subject to change based on various important factors (some of which are beyond Bottomline’s control). Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors including, among others, competition, market demand, technological change, strategic relationships, recent acquisitions, international operations and general economic conditions, and including the potential effects of the COVID-19 pandemic on any of the foregoing. For additional discussion of factors that could impact Bottomline Technologies' operational and financial results, refer to our Form 10-K for the fiscal year ended June 30, 2020 and the subsequently filed Form 10-Q’s and Form 8-K’s or amendments thereto. Any forward-looking statements represent our views only as of today and should not be relied upon as representing our views as of any subsequent date. We do not assume any obligation to update any forward-looking statements to reflect events or circumstances after today’s date or to reflect the occurrence of unanticipated events.

Media Contact:
Rick Booth
Bottomline Technologies
603.501.6270
rbooth@bottomline.com

Bottomline Technologies
Unaudited Condensed Consolidated Statement of Operations
(in thousands, except per share amounts)

	Three Months Ended September 30,
	2020	2019
Revenues:
Subscriptions	$90,384	$80,066
Software licenses	977	2,576
Service and maintenance	20,564	24,825
Other	440	709
Total revenues	112,365	108,176
Cost of revenues:
Subscriptions	35,218	32,765
Software licenses	90	161
Service and maintenance	10,916	13,053
Other	309	516
Total cost of revenues	46,533	46,495
Gross profit	65,832	61,681
Operating expenses:
Sales and marketing	25,743	25,688
Product development and engineering	18,499	18,349
General and administrative	13,626	13,345
Amortization of acquisition-related intangible assets	5,029	4,950
Total operating expenses	62,897	62,332
Income (loss) from operations	2,935	(651)
Other expense, net	(780)	(713)
Income (loss) before income taxes	2,155	(1,364)
Income tax provision	(1,764)	(3)
Net income (loss)	$391	$(1,367)
Net income (loss) per share:
Basic	$0.01	$(0.03)
Diluted	$0.01	$(0.03)
Shares used in computing net income (loss) per share:
Basic	42,457	41,487
Diluted	42,771	41,487

Bottomline Technologies
Unaudited Condensed Consolidated Balance Sheets
(in thousands)
	September 30,	June 30,
	2020	2020
ASSETS
Current assets:
Cash, cash equivalents and marketable securities	$197,425	$205,041
Cash and cash equivalents, held for customers	7,144	6,304
Accounts receivable	69,056	69,970
Other current assets	30,930	28,328
Total current assets	304,555	309,643
Property and equipment, net	67,953	67,155
Operating lease right-of-use assets, net	25,197	24,712
Goodwill and intangible assets, net	381,712	359,824
Other assets	34,836	31,803
Total assets	$814,253	$793,137
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$11,947	$13,422
Accrued expenses and other current liabilities	45,204	48,198
Customer account liabilities	7,144	6,304
Deferred revenue	69,781	82,074
Total current liabilities	134,076	149,998
Borrowings under credit facility	180,000	180,000
Deferred revenue, non-current	15,479	13,959
Operating lease liabilities, non-current	21,312	20,670
Deferred income taxes	9,862	8,656
Other liabilities	31,108	27,520
Total liabilities	391,837	400,803
Stockholders' equity
Common stock	49	48
Additional paid-in-capital	783,457	764,906
Accumulated other comprehensive loss	(39,381)	(48,675)
Treasury stock	(141,544)	(143,333)
Accumulated deficit	(180,165)	(180,612)
Total stockholders' equity	422,416	392,334
Total liabilities and stockholders' equity	$814,253	$793,137